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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                  June 1, 1999
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                        (Date of Earliest Event Reported)



                             PROCOM TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


          California                   0-21053                33-0268063
--------------------------------   -----------------   -------------------------
 (State or other jurisdiction of   (Commission File        (I.R.S. Employer
  incorporation or organization)       Number)            Identification No.)


       1821 East Dyer Road
       Santa Ana, California                                  92705
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   (Address of principal executive offices)                 (Zip Code)

                                 (949) 794-4257
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              (Registrant's telephone number, including area code)




                                   Page 1 of 3



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 1, 1999, Arthur Andersen LLP ("Former Auditors") resigned as Independent Auditors for Procom Technology, Inc. (the "Company").

The Former Auditors reported on the Company's financial statements for the preceding three years in the period ended July 31, 1998. The respective reports of the Former Auditors on the financial statements for such periods contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the preceding three years in the period ended July 31, 1998, and through the date of this report, there were no disagreements with the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of the Former Auditors would have caused them to make reference thereto in their report on the financial statements for such periods.

The Company has not engaged a successor accounting firm as of the date of this report.

The Company has provided the Former Auditors with a copy of the foregoing disclosures and the Former Auditors have addressed a letter to the Securities and Exchange Commission stating that they agree with such disclosures.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)       EXHIBITS
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         EXHIBIT NO.           DESCRIPTION
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            16.1               Letter re: Change in Certifying Accountant


SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROCOM TECHNOLOGY, INC.
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(Registrant)



Dated:   June 4, 1999             By   /s/  Alex Aydin
                                       -----------------------------
                                       Alex Aydin
                                       EXECUTIVE VICE PRESIDENT AND
                                       CHIEF FINANCIAL OFFICER